                                                                    Exhibit 3.10

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/05/1997
                                                          971183931 - 2758854

                            CERTIFICATE OF FORMATION
                                       OF
                           AMEN WARDY HOME STORES, LLC

      1. The name of the limited liability company is AMEN WARDY HOME STORES, LLC.

      2. The address of its registered office in the State of Delaware is Paracorp Incorporated, 15 East North Street, Dover, Delaware 19001. The name of its registered agent at such address is Paracorp Incorporated.

      3. The latest date on which the limited liability company is to dissolve is January 1, 2043.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 5th day of June, 1997.


                                                     /s/ Katherine A. Sieck
                                                     ---------------------------
                                                     Katherine A. Sieck
                                                     Authorized Person

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 08/12/1997
                                                          971269123 - 2758854

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                           AMEN WARDY HOME STORES, LLC

1. The name of the limited liability company is Amen Wardy Home Stores, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment Amen Wardy Home Stores, LLC this 8th day of August 1997.


                                                           /s/ Roger Ruppert
                                                        ------------------------
                                                          Roger Ruppert
                                                          Authorized Person

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                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/04/1999
                                                           991175929 - 2758854

                            CERTIFICATE OF AMENDMENT
                        TO THE CERTIFICATE OF FORMATION
                                       OF
                           AMEN WARDY HOME STORES, LLC

1.    The name of the limited liability company is AMEN WARDY HOME STORES, LLC.

2. Paragraph 1 of the Certificate of Formation shall be amended in its entirety to read: "The name of the limited liability company is St. John Home, LLC."

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on this 30 day of April, 1999


                                                        /s/ Roger G. Ruppert
                                                        ------------------------
                                                        Roger G. Ruppert
                                                        Authorized Person


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